UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2018

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024,

Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 334-8534

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01Completion of Acquisition or Disposition of Assets

On December 31, 2018, Allscripts Healthcare, LLC, a North Carolina limited liability company (“Healthcare LLC”) and wholly-owned subsidiary of Allscripts Healthcare Solutions, Inc., a Delaware corporation (“Allscripts”), and Allscripts Next, LLC, a Delaware limited liability company and wholly-owned subsidiary of Healthcare LLC (“Next LLC” and, together with Healthcare LLC, the “Seller”), completed the previously announced transactions contemplated by that certain Unit Purchase Agreement (the “Purchase Agreement”), dated as of December 7, 2018, by and among Seller, ACP Accelerate I LLC, a Delaware limited liability company, ACP Accelerate II LLC, a Delaware limited liability company, TA XII-A, L.P., a Delaware limited partnership, TA XII-B, L.P. a Delaware limited partnership, TA Investors XII L.P., a Delaware limited partnership, the California State Teachers’ Retirement System, White Plaza Group Trust, Performance EFFEM PE Fund, L.P.: Series 2018, a Delaware limited partnership, GI Netsmart Holdings LLC, a Delaware limited liability company, Pacific Opportunity LP, a Delaware limited partnership, Pacific Opportunity II LP, a Delaware limited partnership, and Bay Opportunities LP, a Delaware limited partnership, (collectively, the “Purchasers”), and, solely for the limited purposes set forth therein, Allscripts, pursuant to which the Seller sold to the Purchasers, severally and upon the terms and conditions of the Purchase Agreement, all of the Class A Common Units (the “Units”) of Netsmart LLC, a Delaware limited liability company (the “Company”), held by it (the “Sale”) in exchange for $566,610,567, plus up to $8,389,433 in the event the Company’s Net Debt Amount is less than the Target Net Debt Amount (each as defined in the Purchase Agreement) as of the end of the day on December 31, 2018 (as determined following the closing pursuant to the terms of the Purchase Agreement).

Allscripts’ unaudited pro forma consolidated financial information giving effect to the Sale is filed as Exhibit 99.1hereto.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to our Form 8-K filed with the Securities and Exchange Commission on December 11, 2018, which is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(b)Pro forma financial information.

Allscripts’ unaudited pro forma consolidated financial information giving effect to the Sale is filed as Exhibit 99.1 hereto.

(d)Exhibits:

Exhibit No.	Description

2.1

Unit Purchase Agreement, dated as of December 7, 2018, by and among Allscripts Healthcare, LLC, Allscripts Next, LLC, ACP Accelerate I LLC, ACP Accelerate II LLC, TA XII-A, L.P., TA XII-B, L.P., TA Investors XII L.P., GI Netsmart Holdings LLC, Pacific Opportunity LP, Pacific Opportunity II LP, Bay Opportunities LP, and, solely for the limited purposes set forth therein, Allscripts Healthcare Solutions, Inc. (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on December 11, 2018 and incorporated herein by reference).

99.1	Unaudited pro forma consolidated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: January 7, 2019
	By:	/s/ Dennis M. Olis
Dennis M. Olis Chief Financial Officer

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